Exhibit 10.8

SECOND Amendment to Loan and security agreement

This SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of October 15, 2025, by and among MIND MEDICINE (MINDMED) INC., a corporation incorporated under the laws of the Province of British Columbia (“Borrower Representative”), MIND MEDICINE, INC., a Delaware corporation (“MindMed DE”) and HEALTHMODE, INC., a Delaware corporation (“HealthMode”, and together with Borrower Representative and HealthMode, collectively, “Borrowers”, and each, a “Borrower”), K2 HEALTHVENTURES LLC, as a lender, and the other lenders party hereto (collectively, “Lenders”, and each, a “Lender”) and K2 HEALTHVENTURES LLC, as administrative agent for Lenders (in such capacity, together with its successors, “Administrative Agent”).

Recitals

WHEREAS, the parties previously entered into that certain Loan and Security Agreement, dated as of August 11, 2023, as amended by that certain First Amendment to Loan and Security Agreement dated as of April 18, 2025 (as has been and as may be further amended, restated, supplemented or otherwise modified and in effect immediately prior to this Amendment, the “Existing Agreement”; the Existing Agreement, as amended by this Amendment and as otherwise amended, restated, supplemented or otherwise modified from time to time, the “Agreement”) by and among Borrower, Lenders, Administrative Agent and the Collateral Agents.

WHEREAS, Borrowers have requested and the Lenders and Administrative Agent have agreed, in accordance with the terms of this Amendment to, make certain revisions to the Existing Agreement as more fully set forth herein.

Agreement

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.
Definitions. Capitalized terms used but not defined in this Amendment shall have the respective meanings given to them in the Agreement.
2.
Amendments.
2.1
Exhibit A (Definitions). The following term and its respective definition set forth on Exhibit A to the Agreement is amended in its entirety and replaced with the following:

“ “Excluded Accounts” means any (i) Deposit Account used exclusively for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of any Loan Party’s or any of their Subsidiaries’ employees and identified to Administrative Agent as such in the Perfection Certificate or following the Restatement Effective Date in the Compliance Certificate, provided that the aggregate balance maintained in such account shall not exceed the aggregate amount of payroll, payroll taxes and other employee wage and benefit payments to be made in the then next payroll period, (ii) Deposit Accounts or cash collateral accounts securing cash management services, including corporate credit cards or letters of credit, in an aggregate amount (for all such accounts together) not to exceed One Million Two Hundred Fifty Thousand Dollars ($1,250,000.00) (or such greater amount as Administrative Agent may agree in writing in its commercially reasonable discretion), (iii) Borrower Representative’s payment transmitter account with Tipalti (the “Tipalti Account”), provided that (A) the Tipalti Account is used solely to process outgoing payments and (B) the aggregate balance maintained in the Tipalti Account shall not exceed Two Million Dollars ($2,000,000.00) at any time and (iv) other Collateral Accounts identified to Administrative Agent in the Perfection Certificate or following the Restatement Effective Date in the Compliance Certificate in an aggregate amount (for all such accounts together) not to exceed Six Hundred Twenty-Five Thousand Dollars ($625,000.00) (or such greater amount as Administrative Agent may agree in writing in its commercially reasonable discretion).”

2.2
Exhibit A (Definitions). The following new term and its respective definition is hereby inserted to appear alphabetically on Exhibit A to the Agreement:

“ “Tipalti Account” has the meaning set forth in the definition of Excluded Accounts.”

3.
Limitation of Amendments. The amendments set forth in Section 2 above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) establish a course of dealing with respect to any other amendment, modification or waiver of any term or condition of any Loan Document or otherwise obligate any Secured Party to waive any future Event of Default, or (b) otherwise prejudice any right or remedy any Secured Party may now have or may have in the future under or in connection with any Loan Document.
4.
Representations and Warranties. To induce the Lenders and Administrative Agent to enter into this Amendment, each Loan Party hereby represent and warrant as follows:
4.1
The representations and warranties contained in the Agreement and in other Loan Documents are true and correct in all material respects as of the date of this Amendment (except for such representations and warranties referring to another date, which representations and warranties are true and correct in all material respects as of such date).
4.2
[Reserved].
4.3
Prior to and upon execution and delivery of this Amendment, no Event of Default has occurred and is continuing.
4.4
The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of their respective obligations under the Agreement and the other Loan Documents to which it is a party, in each case, as amended by this Amendment (as applicable), (a) have been duly authorized by all necessary action on the part of such Loan Party, and (b) do not and will not contravene (i) any material Requirement of Law, (ii) any material contractual restriction in any material agreement with a Person binding on such Loan Party, (iii) any order, judgment or decree of any Governmental Authority binding on such Loan Party, or (iv) the Operating Documents operating of such Loan Party.
4.5
The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of their respective obligations under the Agreement and the other Loan Documents to which it is a party, in each case, as amended by this Amendment (as applicable), do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, Governmental Authority, except as already has been obtained or made.

4.6
This Amendment has been duly executed and delivered by each Loan Party and is the binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application relating to or affecting creditors’ rights and by general equitable principles.
5.
Fees and Expenses. The Loan Parties shall pay all Lender Expenses incurred in connection with this Amendment.
6.
Conditions. As a condition to the effectiveness of this Amendment, Administrative Agent shall have received, in form and substance satisfactory to Administrative Agent in its sole discretion, this Amendment, duly executed by the applicable Loan Parties party thereto.
7.
Affirmations.
7.1
The Existing Agreement, as amended hereby, and the other Loan Documents are each reaffirmed by the Loan Parties and the Loan Parties agree and acknowledge that the Agreement, as modified by this Amendment, remains in full force and effect and that the same is hereby ratified and confirmed in all respects.
7.2
The Loan Parties agree and acknowledge that the security interest as granted pursuant to the Agreement and other applicable Loan Documents continues to secure the Obligations from the Closing Date without novation, and this Amendment is not intended to be, and shall not constitute, a novation.
8.
Governing Law. Section 11 of the Agreement is incorporated herein, provided that references to the “Agreement” shall be understood to refer to this Amendment.
9.
General Provisions.
9.1
This Amendment and the Loan Documents represent the entire agreement with respect to this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
9.2
This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one agreement. The words “execution,” “signed,” “signature” and words of like import herein shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act. Delivery of an executed counterpart of a signature page of this Amendment or any document delivered in connection therewith by electronic means including by email delivery of a “.pdf” format data file shall be effective as delivery of an original executed counterpart thereof.
9.3
This Amendment shall constitute a Loan Document.
10.
[Reserved].

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE TO SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWERS:
MIND MEDICINE (MINDMED) INC. By: _/s/ Mark Sullivan_____________ Name: Mark Sullivan Title: Chief Legal Officer and Corporate Secretary
MIND MEDICINE, INC. By: _/s/ Mark Sullivan_____________ Name: Mark Sullivan Title: Chief Legal Officer and Corporate Secretary
HEALTHMODE, INC. By: _/s/ Mark Sullivan_____________ Name: Mark Sullivan Title: Chief Legal Officer and Corporate Secretary

[SIGNATURE PAGE TO SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

ADMINSITRATIVE AGENT:
K2 HEALTHVENTURES LLC By: _/s/ Ben Bang_________________ Name: Ben Bang Title: General Counsel

LENDER:
K2 HEALTHVENTURES LLC By: _/s/ Ben Bang_________________ Name: Ben Bang Title: General Counsel